SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VOICE MOBILITY INTERNATIONAL, INC.
------------------------------------------------
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

/ /     Fee paid previously with preliminary materials.
/ /     Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

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(4)     Date Filed:

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Voice Mobility International, Inc.
 13777 Commerce Parkway, Suite 180
Richmond, British Columbia
CANADA V6V 2X3

May 14, 2002

Dear Stockholder:

On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Voice Mobility International, Inc. (“Voice Mobility” or the "Company") that will be held on June 13, 2002 at 2:00 p.m. at the Metropolitan Hotel, Pacific Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

  To elect James J. Hutton, Randy G. Buchamer, William E. Krebs, Robert E. Neal, F. David D. Scott, Morgan Sturdy, and Donald A. Calder as the Directors of the Company for a one-year term expiring at the 2003 Annual Meeting of Stockholders;

  To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2002 and to authorize the Board of Directors to fix the remuneration of the auditors; and

  To approve the issuance of up to 2,000,000 shares of common stock that may be issued to Innovatia Inc. pursuant to the terms of an agreement between Innovatia Inc. and us dated February 27, 2001, as amended, as more particularly described in our Proxy Statement.
After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the stockholders vote "FOR" the Directors nominated by the Board, that the stockholders vote “FOR” the appointment of Ernst & Young as independent auditors, and that the stockholders vote "FOR" the issuance of up to 2,000,000 shares of common stock that may be issued to Innovatia Inc.

The Board of Directors has fixed the close of business on May 2, 2002 as the record date (the "Record Date") for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. At the Annual Meeting, each holder of record of shares of Common Stock on the Record Date will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,100,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada Limited. Holders of Exchangeable Shares which are exchanged prior to or on the Record Date would then have become holders of Common Stock and would be entitled to vote such Common Stock as set forth herein.

The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 10 of the Bylaws of the Company.

The Board of Directors has proposed that they be authorized to issue up to 2,000,000 shares of our common stock that may be issued to Innovatia, Inc. pursuant to the terms of an agreement between us and Innovatia, Inc. dated February 27, 2001, as amended. For a further discussion on this resolution see "Proposal 3" in the accompanying Proxy Statement.

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Details of issuances of our common stock, and the names and qualifications of the nominees for Directors of the Company, the ratification of the selection of our independent auditors and the issuance of up to 2,000,000 shares of common stock that may be issued to Innovatia Inc. and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

A copy of the Voice Mobility International, Inc. 2001 Annual Report is also enclosed.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

VOICE MOBILITY INTERNATIONAL, INC.

By: /s/ Randy Buchamer
-------------------------------
Randy Buchamer, Chairman of the Board

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Voice Mobility International, Inc.
13777 Commerce Parkway, Suite 180
Richmond, British Columbia
CANADA V6V 2X3

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 13, 2002
2:00 p.m. Pacific Time

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation (the “Company”) will hold its Annual Meeting of Stockholders of June 13, 2002 at 2:00 pm., Pacific Daylight Time at the Metropolitan Hotel, Pacific Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9. The Annual Meeting is being held for the following purposes:

  To elect James J. Hutton, Randy G. Buchamer, William E. Krebs, Robert E. Neal, F. David D. Scott, Morgan Sturdy and Donald A. Calder as the Directors of the Company for a one-year term expiring at the 2003 Annual Meeting of Stockholders;

  To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2002 and to authorize the Board of Directors to fix the remuneration of the auditors;

  To approve the issuance of up to 2,000,000 shares of common stock that may be issued to Innovatia Inc. pursuant to the terms of an agreement between us and Innovatia Inc. dated February 27, 2001, as amended, as more particularly described in our Proxy Statement; and

  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 2, 2002 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company’s Common Shares and the “Exchange B” Shares (“Exchangeable Shares”) of Voice Mobility Canada Limited on the Record Date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the Common Shares represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company’s Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 6,100,000 “Exchange B” shares of Voice Mobility Canada Limited. Holders of Exchangeable Shares which are exchanged for Common Stock prior to or on the Record Date would be entitled to vote such Common Stock as set forth herein.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE,

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HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: May 14, 2002

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Randy Buchamer
-------------------------------
Randy Buchamer, Chairman of the Board

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Voice Mobility International, Inc.
13777 Commerce Parkway, Suite 180
Richmond, British Columbia
CANADA V6V 2X3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Voice Mobility International, Inc., a Nevada corporation (the "Company" or "Voice Mobility"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 13, 2002 at 2:00 pm., Pacific Daylight Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about May 14, 2002 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Metropolitan Hotel, Pacific Room, located at 645 Howe Street, Vancouver, British Columbia, Canada, V6C 2Y9.

Who Can Vote

You are entitled to vote if you were a stockholder of record of Voice Mobility common stock (the "Common Stock") as of the close of business on May 2, 2002. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on May 2, 2002, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently the Company is authorized to issue 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value of $.001 US per share ("Preferred Stock"). On the Record Date, there were 34,248,782 common share equivalents, consisting of 28,148,782 shares of Common Stock and one Series A Preferred Share representing 6,100,000 Exchangeable Shares. Each Exchangeable Share is exchangeable for one share of Common Stock at any time at the option of the holder and is entitled to the same voting, dividend and other rights as one share of Common Stock.

In order to carry on the business of the meeting, we must have a quorum. Under our bylaws, stockholders representing at least 51% of our issued and outstanding shares of stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1, 2 and 3 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a

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corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at Suite 180 - 13777 Commerce Parkway Richmond, British Columbia, Canada V6V 2X3, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on May 2, 2002 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote on in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Dissenting Stockholders have no appraisal rights under Nevada law or under the Company's Articles of Incorporation or Bylaws in connection with the matters to be voted on.

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SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1.     Election of Directors.

The entire Board of Directors is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. Each of the nominees is currently serving as a director of Voice Mobility.

The Board of Directors recommends that you vote FOR each of the nominees.

Proposal 2.     Appointment of Independent Accountants.

The Audit Committee has nominated Ernst & Young LLP., Chartered Accountants, to serve as Independent Accountants for Voice Mobility until the next Annual Meeting in 2003. Ernst & Young provided audit and other services during 2001 for fees totaling $199,654. This included the following fees:

Audit Fees	$48,543
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$151,111

The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote FOR approval of Ernst & Young as Independent Auditors for Voice Mobility.

Proposal 3.     To Approve the Issuance of Shares Pursuant to the LivingLAB Agreement.

The Board of Directors is seeking stockholder approval to approve the issuance of up to 2,000,000 shares of common stock that may be issued to Innovatia Inc. pursuant to the terms of an agreement (the “LivingLAB Agreement”) between us and Innovatia Inc. dated February 27, 2001, as amended, as more particularly described in Proposal 3 below.

The Board of Directors recommends that you vote FOR approval to issue shares pursuant to the LivingLAB Agreement.

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PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

The Amended Bylaws of the Company provide for a board of directors of between one and nine directors with the number of directors to be set from time to time by a resolution of the Board of Directors with the number of directors initially set at seven, each elected for a one year term. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. The Company currently operates with a Board of seven directors. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval.

During fiscal 2001, the Board of Directors had eleven formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served, except for John Curry who did not become a Board member until August 2001 and Donald Calder who did not become a Board member until February 2002. John Curry resigned as a Director of the Company in February of 2002. Mr. Curry did not resign as a result of any disagreement with the Company or the Board of Directors.

Nominees for Election

Set forth below is biographical information for each person nominated.

RANDY G. BUCHAMER

Randy G. Buchamer, 45, was appointed Chief Executive Officer in August 2001, was appointed Chairman of the Board of Directors in September 2000 and has served as a Director since August 1999. From February 1998 to March 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.4 billion operations of 55 companies owned by the Jim Pattison Group. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil Retail SBU and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. From 1979 to 1981, he was Sales Manager and, from 1978 to 1979, a Sales Representative for Micom Canada Ltd. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School. He is a member of the Vancouver Board of Trade and the Sales and Marketing Executives Association of Vancouver.

JAMES J. HUTTON

James J. Hutton, 36, was appointed President in August 2001. Prior to this appointment, he served as our Chief Executive Officer from April 1998 to August 2001. Mr. Hutton was appointed to the Board of Directors in June of 1999 and has served as a Director of our subsidiary, VMI since 1998. From January 1998 to the present, Mr. Hutton has also served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as Director and President of South Sycamore Group Holdings, a family company involved in diversified investments. Mr. Hutton served as Canadian Regional Manager for Ascend Communications (1995-1998). He served in various capacities for Gandalf Systems, Inc., from 1989 to 1995, starting as a sales executive and becoming Western Regional Manager. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

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WILLIAM E. KREBS

William E. Krebs, 55, was appointed to the Board in June of 1999 and has served as the Chairman of the board from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to the present, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. since 1987 and served as President and a Director of Pacific Western Capital Corp. from 1987 to 1995. From 1997 to 1999, he was a director of WaveRider Communications, Inc. (NASDAQ: WAVC) and was its Secretary from 1997 through May 1999. Mr. Krebs served as Director and President of TelcoPlus Enterprises Ltd. and its wholly owned subsidiary, Intertec Telecommunications Inc., from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1973 to 1980. He served as a Director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

DAVID SCOTT

David Scott, 67, was appointed to the Board in April 2000. He is a veteran investment executive with more than 30 years experience in the venture capital and mutual fund industries. Prior to starting his own advisory business in 1999, Mr. Scott was President from 1994 to 1999 of MDS Venture Pacific Inc., a Vancouver-based venture capital manager. From 1988 to 1994 he was President, Discovery Enterprises Inc., a venture capital manager with $30 million in assets under management. He held various investment industry positions, including President, Toronto Shared Ventures Inc., a partnership between North American Life and the Molson Company, President of money manager, Elliott & Page Ltd., President, ScotiaFund Financial Services Inc., an RSP company he founded and subsequently sold to a major bank, and various other mutual fund and senior investment community positions. Mr. Scott currently devotes substantially all of his time to directorships and advisory roles with public, private and not for profit companies.

MORGAN STURDY

Morgan Sturdy, 50, was appointed to the Board April 2000. From September 1997 to April 2000, he was Executive Vice-President and Chief Operating Officer of NICE Systems North America, which is a leading global provider of integrated digital recording and quality management solutions and publicly traded on the NASDAQ. For twelve years prior, he served as President of Dees Communications Engineering Ltd., an innovator in computer telephony solutions, which was then sold to NICE Systems. From 1997 to 1999, he was Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for Voice over IP, which was subsequently acquired by Broadcom for Cdn$414 million in 1999. He is a current director of several publicly traded companies, including Q/Media Services Corporation, Intrinsyc Software, Infowave Software, Inc., and TIR Systems. Additionally, he sits on the board of privately held WaveMakers Research Inc. Mr. Sturdy is Chairman of the Technology Industry Association of British Columbia, past Chairman of Acetech, and the past Chairman of Softworld 2001.

ROBERT E. NEAL

Robert E. Neal, 47, was appointed to the Board in September 2000. He is President of Innovatia, a company within Aliant Inc.’s emerging business division that focuses on the developing and selling of Internet-based technology. He has been President of Innovatia since 1997. Mr. Neal is a member of the Board as the nominee of Aliant, pursuant to an understanding with Aliant. Aliant is one of VMII’s early investors and currently its largest customer in Canada. A native of Saint John, New Brunswick, Mr. Neal began his career in the communications industry in 1979 at NBTel. In 1992 he became General Manager of NBTel Mobility and helped bring about a six-fold increase in the customer base. He was made president of Datacor (Atlantic) Inc. in 1996 and became president of NBTel interActive and General Manager of Export at NBTel in the next year. In 1998, he was appointed Vice President of New Business Development. He

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currently also serves as a Director of iMagicTV and Chairman of Prexar, Aliant’s US Internet company, headquartered in the state of Maine.

DONALD A. CALDER

Donald A. Calder, 57, was appointed to the Board in February 2002. Mr. Calder is the Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation, which has the objective to win the right to host the Olympic Winter Games and Paralympic Games in 2010. Mr. Calder was CEO of BC Telecom from 1997 to 1999 and was previously the Executive Vice President of Network and Operations at BC Telecom and Group Vice President of Marketing and Development with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS, which spawned the TELUS that exists today. Among his other community commitments, he is chair of the Vancouver General Hospital and University of British Columbia Hospital Foundation. Mr. Calder sits on the board of directors of the United Way of the Lower Mainland and was Chairman of the 1999 United Way annual fundraising campaign prior to becoming CEO of the Bid Committee.

Vote Required and Board of Directors’ Recommendation

The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

MANAGEMENT

The following table sets forth the names, positions and ages of our directors and executive officers.

Name	Age	Position

Randy G. Buchamer	45	Chief Executive Officer and Chairman of the Board of Directors

James J. Hutton	36	President and a Director

James C. Hewett	49	Chief Financial Officer and Treasurer

David H. Grinstead	44	Exec. Vice President, Business Development

William Gardiner	46	Vice President, Business Development

William E. Krebs	55	Director

David J. Raffa	44	Corporate Secretary

David Scott	67	Director

Morgan Sturdy	50	Director

Robert E. Neal	47	Director

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Donald A. Calder	57	Director

JAMES C. HEWETT

James C. Hewett, 49, was appointed Chief Financial Officer in May 2000. From 1999 to 2000, Mr. Hewett was Vice President, Finance and Administration for Steels Industrial Products Ltd. From 1997 to 1999, he served as Chief Financial Officer with Nice Systems Canada Ltd., a computer telephony interface provider of call logging and quality performance products for call centers. In 1997, Nice Systems acquired Dees Communications Ltd., a developer of telephony hardware products and software products used for quality improvements in call centers. From 1993 to 1997, Mr. Hewett served as Chief Financial Officer with Dees Communications Ltd. Mr. Hewett received his Bachelor of Science from the University of British Columbia and is a member of the British Columbia Institute of Chartered Accountants.

DAVID H. GRINSTEAD

David Grinstead, 44, was appointed Executive Vice President, Business Development in March 2000. Mr. Grinstead was a director from May 1999 to March 2000. Before joining Voice Mobility, Mr. Grinstead was the Director, New Business Opportunities-Telecommunications at Aliant Inc., a telecommunications and data services organization based in Eastern Canada, with assets of $3 billion and annual revenues of $1.7 billion and the parent company of Maritime Tel & Tel. He is responsible for the development of new business opportunities, services, and products with a particular focus on the creation of exportable business, intellectual property and e-commerce opportunities as well as the development and implementation of new business development and e-commerce strategies. From 1997 through January 1999, Mr. Grinstead was Vice-President, Market & Technology Development with The Bermuda Telephone Company Limited, Hamilton, Bermuda. In this capacity, Mr. Grinstead was responsible for all revenue generation, business development, strategic planning and corporate communications activities. Mr. Grinstead also held full operating responsibility for BTC Mobility, the cellular subsidiary, and was Chairman of the Board of Logic Communications Inc., Bermuda's largest Internet service provider and systems integrator. Immediately, prior to joining The Bermuda Telephone Company, Mr. Grinstead was Vice-President, Customer Solutions and Service of Northwestel Inc., a subsidiary of Bell Canada Enterprises and President of Northwestel Cable TV Inc, and Executive Vice-President of Ardicom Digital Communications Inc. He previously was Chief Operating Officer of MultiServices Canada Inc, and held senior management roles with Picker International and DHL Worldwide Express.

WILLIAM GARDINER

William Gardiner, 46, has been Vice President – Business Development since May 1998. William Gardiner served as President from November 1997 to April 1998, and served as a consultant from 1995 to 1997. At Voice Mobility, he engineered the basic concept of the "follow me" number which is an integral feature of our Unified Communication software suite and was responsible for introducing the first e-mail to voice service in Canada, as well as call connect, same line fax, fax to voice, and e-mail to voice. Mr. Gardiner earned a Diploma in Computer Technology from Computer Data Institute in 1989.

DAVID J. RAFFA

David J. Raffa, 44, was appointed Corporate Secretary in April 2000. Mr. Raffa holds a B.Sc. and LL.B and is a partner of Catalyst Corporate Finance Lawyers, a boutique corporate finance law firm located in Vancouver. Prior to joining Catalyst in 1999, Mr. Raffa was a partner with the Vancouver law firm Campney & Murphy from 1993 to 1998. Mr. Raffa has over 15 years experience in working with and advising technology companies. He also served as a director or officer of a public and private technology companies, including companies listed on the Canadian Venture Exchange and The Toronto Stock Exchange.

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COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board of Directors include an Audit Committee, a Compensation Committee, and a Corporate Governance Committee.

AUDIT COMMITTEE

In 2001 there was one meeting held by the Audit Committee. The Audit Committee of our Board of Directors currently consists of Messrs. Sturdy, Krebs and Calder. Messrs. Sturdy, Krebs and Calder are non-employee directors of VMII. This committee is directed to review the scope, cost and results of the independent audit of the Company’s books and records, the results of the annual audit with Management and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Board of Directors adopted a charter for the Audit Committee on April 26, 2002. A copy of that charter is attached as Appendix I hereto. The Audit Committee of the Board of Directors was formed in February 2000.

COMPENSATION COMMITTEE

In 2001 there two meetings held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Neal, Scott and Sturdy. Mr. Neal, Scott and Sturdy are non-employee Directors of VMII. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the Second Amended and Restated 1999 Stock Option Plan.

CORPORATE GOVERNANCE COMMITTEE

In 2001 there was one meeting held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Scott, Neal and Sturdy. Mr. Scott is the Chair of the Committee and is a non-employee Director of VMII. Messrs. Neal and Sturdy are non-employee Directors of VMII. The Corporate Governance Committee has recommended to the Board the adoption of corporate governance guidelines similar to those recommended by the Toronto Stock Exchange to its listed companies. Under the guidelines the Board adopts a strategic planning process, which also identifies the principal risks of the Company’s business and ensures the implementation of an appropriate system to manage these risks. The Board is working towards aligning itself with these and most of the other guidelines proposed by the TSE. VMII has already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of the Company’s internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board.

COMPENSATION OF DIRECTORS

The Company currently compensate Directors with a cash compensation of Cdn$1,000 for participation in each formal meeting held by the Board of Directors with the exception of Robert Neal, who has elected not to receive compensation as a Director. Non-employee directors are also granted 50,000 incentive stock options annually. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to the Company’s Second Amended and Restated 1999 Stock Option Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our common stock beneficially owned on May 1, 2002 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of the our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of May 1, 2002, we had outstanding approximately 34,248,782 common share equivalents, consisting of 28,148,782 shares of common stock and 6,100,000 shares of common stock issuable on conversion of all outstanding exchangeable shares.

NAME AND ADDRESS (*) OF SECURITY HOLDER	NUMBER OF SHARES OF COMMON STOCK	PERCENT OF BENEFICIAL
	BENEFICIALLY OWNED	OWNERSHIP

Edith M. Both 843 Ida Lane Kamloops, B.C. V2B 6V2	2,650,000 [i]	7.7%
William E. Krebs	2,543,897 ii	7.4%
James J. Hutton	1,646,778 iii	4.8%
Innovatia Inc. 4th Floor, Collins Bank Building 1869 Upper Water Street Halifax, Nova Scotia Canada B3J 1S9	1,986,071 iv	5.8%
Randy Buchamer	100,000 [v]	**
William Gardiner	180,000 vi	**
David H. Grinstead James C. Hewett	449,232 vii 90,416 viii	1.3% **
Morgan Sturdy	100,000 ix	**
David D. Scott	100,000 [x]	**
Robert E. Neal Donald A. Calder	100,000 xi 16,666 xii	** **
Directors and Executive Officers as a Group (10 persons)	5,326,989	15.6%

*      The address for each person named above is #180 - 13777 Commerce Parkway, Richmond, British Columbia, Canada V6V 2X3

**      Less than 1%

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i.	Stock owned by E.W.G. Investments Ltd. of which Ms. Both is a controlling shareholder; of these, 1,325,000 are held in escrow.
ii.	Includes 1,762,500 shares owned by Pacific Western Mortgage Corporation of which Mr. Krebs is the sole shareholder; of these, 966,667 are held in escrow. Includes 581,397 shares owned by Margit Kristiansen, Mr. Krebs' wife; of these, 171,949 are held in escrow. Mr. Krebs disclaims beneficial ownership of the shares owned by his wife. Includes 133,334 escrow shares held in a self-directed registered retirement savings plan.

iii.	Includes 875,000 share held in escrow. Includes 36,778 shares which are owned by Janis Gurney, Mr. Hutton’s wife, over which Mr. Hutton disclaims beneficial ownership; of these, 18,388 are held in escrow. Includes 250,000 Plan Options exerciseable in the next 60 days. Includes 110,000 shares held in a self-directed registered retirement savings plan; of these, 55,000 are held in escrow.
iv.	Includes 37,500 shares of common stock issuable upon exercise of underlying share warrants.
v.	Includes 100,000 Plan Options exercisable within the next 60 days.
vi.	Includes 160,000 Plan Options exercisable within the next 60 days. Includes 20,000 common shares; of these, 10,000 are held in escrow.
vii.	Includes 449,232 Plan Options exercisable within the next 60 days.
viii.	Includes 90,416 Plan Options exercisable within the next 60 days.
ix.	Includes 100,000 Plan Options exercisable within the next 60 days.
x.	Includes 100,000 Plan Options exercisable within the next 60 days.
xi.	Includes 100,000 Plan Options exercisable within the next 60 days.
xii.	Includes 16,666 Plan Options exercisable within the next 60 days.

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STOCK PRICE PERFORMANCE GRAPH

The graph below shows the two and a half-year cumulative total stockholder return assuming the investment of $100 (and the reinvestment of any dividends thereafter) on June 30, 1999, the first trading day of Voice Mobility International, Inc.’s common stock, in each of Voice Mobility International, Inc.’s common stock, the NASDAQ Telecomm Index, and a peer group.(1) Voice Mobility’s stock price performance shown in the following graph is not indicative of future stock price performance.

Comparison of 2.5 Years (6/30/99 to 12/31/01) Cumulative Total Return
Among Voice Mobility, The NASDAQ Telecomm Index, and The Peer Group Composite

(1)
The peer group is composed of companies that are members of the NASDAQ Telecomm Index and are companies developing unified communications software which is in a sector related to Voice Mobility’s business. The following companies were selected by Voice Mobility and maintained by NASDAQ:

Comverse Technology Inc.
3Com Corp
Glenayre Technologies Inc.

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee (the “Committee”) of the Board of Directors determines compensation for the chief executive officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of the Company’s equity plans for executives and all employees. The Committee is composed of three outside directors, Messrs. Neal, Scott and Sturdy. No member is an employee or former employee of the Company.

Executive Compensation Objectives

On behalf of the Board of Directors, the Committee reviews and makes recommendations concerning:

1.	The compensation policy with respect to employees of the Corporation or any of its subsidiaries insuring that the Corporation is in compliance with all legal compensation reporting requirements;
2.	The compensation of the President and the Chief Executive Officer and other officers of the Corporation;
3.	Management compensation programs including, stock option plans, incentive plans, and perquisites;
4.	The annual, or more often if appropriate review of:
a.	Management succession plans and process;
b.	Performance appraisal and management and employee development programs;
c.	Contingency plans in the event of the unexpected disability of key management;
d.	Proposed personnel changes involving officers reporting to the Chief Executive Officer;

Components of Compensation

Executive compensation at Voice Mobility consists primarily of base salary and stock options.

Base Salary. Voice Mobility targets executives’ base salaries according to the Watson/Wyatt 2000/2001 Salary Survey. In determining each executive officer’s base salary, the Committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within Voice Mobility.

Stock Options. The Company’s equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2001 vest ratably over three years. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at Voice Mobility and the stock price subsequently increases.

CEO Compensation

The Chief Executive Officer’s salary and stock option grants follow the policies set forth above. Randy Buchamer succeeded James Hutton as Chief Executive Officer (CEO) of Voice Mobility on August 15, 2001. In deciding on Mr. Buchamer’s compensation package, the Committee considered compensation practices at companies similar in size and complexity to Voice Mobility; Mr. Buchamer’s base salary is set

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at Cdn$200,000 per year. Upon becoming CEO, Mr. Buchamer received a stock option stock grant of 350,000 shares, to recognize his new responsibilities and deliver a significant portion of his compensation in a manner that is aligned with stockholder interests.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Robert Neal
David Scott
Morgan Sturdy

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc., however, has entered into employment agreements with its named executive officers.

On June 29, 2001, Tom O’Flaherty resigned his position as President and Director of VMI. As part of his final settlement, Mr. O’Flaherty will remain in salary continuance up to December 31, 2002. In the case of re-employment with another company, we are required to pay the difference, if any, between his new monthly base salary and the monthly base salary which he was earning at VMI. Under the settlement, Mr. O’Flaherty agreed to forego any rights he may have under his employment agreement to any additional monetary bonuses and associated options for 2001 and 2002. As at December 31, 2001, we accrued $103,591 in salary payable to Mr. O'Flaherty through December 31, 2002.

In August 2001, Voice Mobility Inc. entered into an employment agreement with Randy Buchamer, who serves as Chief Executive Officer of VMI. The agreement provides for an annual salary of Cdn$200,000. Mr. Buchamer’s agreement provides for the grant of options under our Second Amended and Restated 1999 Stock Option Plan of 350,000 shares of VMII common stock for Cdn.$1.37 per share, which options vest in equal thirds over the next three years.

In February 2000, Voice Mobility Inc. entered into an employment agreement with David Grinstead, who serves as Executive Vice President of Business Development of VMI. The agreement provides for an annual salary of Cdn$130,000 and incentive compensation payments based on performance. Mr. Grinstead’s agreement provided for the grant of options under our 1999 Stock Option Plan of 500,000 shares of VMII common stock for $2.125 per share, which options vest in equal thirds over three years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2001, Pacific Western Mortgage Corporation, a corporation controlled by William Krebs, one of our directors, was paid $11,867 [2000 - $85,000; 1999 - $40,392] for consulting services.

During the year ended December 31, 2001, Karina Ventures, Inc. a company controlled by John Curry, a director from August 2001 to March 2002 and our former Chief Financial Officer, was paid $24,508 [2000 - $40,000; 1999 - $13,464] for consulting services.

During the year ended December 31, 2001, we sold to Innovatia Inc., one of our stockholders and a wholly owned subsidiary of Aliant Inc., and to NB Tel, also a wholly owned subsidiary of Aliant Inc., products and services totaling $202,011 [2000 - $68,649; 1999 - $42,072]. Innovatia Inc. is a holder of more than 5% of our outstanding stock.

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On February 27, 2001, the Company entered into a three-year development agreement with Innovatia Inc. (“Innovatia“), an existing shareholder of the Company and a wholly owned subsidiary of Aliant Inc. (‘Aliant“). Robert E. Neal, a member of our Board of Directors, is the President of Innovatia, and serves as Aliant's nominee to our Board pursuant to an understanding with Aliant. The purpose of the agreement is to develop a carrier-classified unified communications product to which the Company will have exclusive title. Under the agreement, Innovatia will license certain intellectual property to the Company on a non-exclusive non-transferable basis for use in the development and verification of current products and will provide specific professional, project management, administrative and support services. In consideration of the services provided, the Company agreed to pay $5.7 million over three years in quarterly installments of $475,000 commencing the quarter ended April 30, 2001. The Company had the option to pay for some or all of the services in cash or common shares. It is the Company’s intention to negotiate a non-exclusive licensing agreement with Aliant for use of the product.

On December 28, 2001, the Company and Innovatia agreed to terminate the three-year development agreement. In settlement of the services provided under this agreement through December 31, 2001, the Company issued to Innovatia a Canadian dollar denominated promissory note in the amount of $1,707,989 (Cdn $2,720,142). Immediately thereafter, the Company repaid $132,059 (Cdn $210,000) of the promissory note by issuing 500,000 common shares at a market price of $0.26 (Cdn $0.42) per share. In accordance with the requirements of the Toronto Stock Exchange, the issuance of these common shares resulted in an equivalent reduction in the number of common shares reserved for issuance under the Company’s current stock option plan. With respect to development services to be provided by Innovatia following December 31, 2001, the Company and Innovatia subsequently reached agreement on such terms on March 4, 2002. See below.

The promissory note bears interest at prime plus 1% (prime rate at December 31, 2001 was 4%) and is repayable in quarterly installments until repaid in full. The amount payable each quarter (“Maximum Amount Payable”) is the lesser of $142,314 (Cdn $226,678) and 40% of the net aggregate amount of invoices (“Invoiced Amount”) issued by the Company to Aliant in the quarter. The Maximum Amount Payable, if any, for the first two quarters ended June 30, 2002 will be due on October 1, 2002. All subsequent amounts payable, if any, will be due on or before the first business day following the quarter end date. In the event the Invoiced Amount for a particular quarter exceeds $142,314 (Cdn$226,678), the Company will carry forward the difference between the Invoiced Amount and $142,314 (Cdn$226,678) and include the difference in the calculation of Maximum Amount Payable for subsequent quarters. The Company has the option, until December 31, 2004, to settle some or all of the promissory note, principal and interest, in cash, common shares or a combination thereof. If paid by common shares, then 500,000 of the shares will be valued at the lesser of the market price of our shares on the Toronto Stock Exchange and Cdn$0.75 per share, and the value of the balance of any other shares issuable is determined by the weighted average trading price of the Company’s common share on the Toronto Stock Exchange over the ten trading days immediately prior to the date on which the common shares are to be issued.

After December 31, 2004, any amount of the promissory note which remains unpaid will continue to be settled as the lesser of $142,314 (Cdn$226,678) and 40% of the net aggregate amount of invoices issued by the Company to Aliant in the quarter, however the Company is required to settle only with common shares and the number of common shares payable each quarter, if any, is determined by dividing the Maximum Amount Payable by Cdn$1.56. The Company is required to obtain shareholders and regulatory approval to issue common shares to settle the promissory note, other than for the 500,000 common shares issued on December 28, 2001. If such approval is not obtained, the Company can only repay the promissory note in cash.

On March 4, 2002, we renegotiated the services to be provided by Innovatia under the remaining term of the original Febuary 27, 2001 development agreement with Innovatia. The term of the revised agreement is for the period January 1, 2002 to December 31, 2003. Under the revised agreement, Innovatia will continue to provide the same services as per the original agreement, however, in consideration of the services provided, we agreed to pay Innovatia a cash royalty within 30 days after the end of each calendar quarter equal to 10% on the gross revenue received for the sale of our products globally within the quarter. If the contract is terminated the royalty payments will continue for six months after the termination date.

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DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains $2 million of group liability insurance for the protection of the directors and executive officers of the Company and its subsidiaries. The premium paid by the Company for this insurance in 2001 was $46,000, for the directors and executive officers as a group. The maximum deductible under the insurance policy is $250,000 per securities claim.

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COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION - CASH COMPENSATION

The following table shows, for the three-year period ended December 31, 2001, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE

Long Term Compensation
Annual Compensation (1)					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other	Restricted Stock Awards ($)	Securities Under Options/ SARs Granted (#)	LTIP Payouts ($)
Randy Buchamer CEO (from Aug. 2001)	2001 2000 1999	49,872 N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	400,000 N/A 50,000	N/A N/A N/A
James J. Hutton President (former CEO from May 1998 – Aug. 2001)	2001 2000 1999	105,555 98,528 72,600	51,648 N/A N/A	N/A N/A N/A	N/A N/A N/A	0 0 250,000	N/A N/A N/A
Thomas G. O’Flaherty (former President from Jan. 2000 to June 2001)	2001 2000 1999	105,797 104,238 N/A	32,280 30,000 N/A	N/A N/A N/A	N/A N/A N/A	125,000 625,000 N/A	N/A N/A N/A
William Gardiner Vice President (CEO from Nov. 1997 to Apr. 1998)	2001 2000 1999	57,401 61,709 36,720	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	0 0 200,000	N/A N/A N/A
David Grinstead EVP Business Development	2001 2000 1999	92,585 92,320 61,256	27,438 0 0	N/A N/A N/A	N/A N/A N/A	26,600 500,000 50,000	N/A N/A N/A

(1) Compensation was paid to Mr. Buchamer, Mr. Hutton, Mr. O’Flaherty, Mr. Gardiner and Mr. Grinstead by VMI, our operating subsidiary.

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OPTION GRANTS IN THE LAST FISCAL YEAR

The following table presented in accordance with the Exchange Act and the Regulations thereunder sets forth individual grants of stock options under the Second Amended and Restated 1999 Stock Option Plan during the most recently completed financial year to each of the named Executive Officers:

Options/SAR Grants in Last Fiscal Year (Individual Grants)

Name	Securities under Options/ SAR Granted (1)(2)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3) 5% 10%

Randy Buchamer	350,000 50,000	15.9 2.3	Cdn.$1.37 Cdn.$2.06	Aug. 14, 2006 June 13, 2006	Cdn.$301,555 Cdn.$ 64,776	Cdn.$764,200 Cdn.$164,155

James J. Hutton	0	0	N/A	N/A	N/A	N/A

Thomas G. O’Flaherty	125,000	5.6	$2.50	Dec. 31, 2005 *cancelled on June 29, 2001.	N/A	N/A

William Gardiner	0	0	N/A	N/A	N/A	N/A

David Grinstead	26,600	1.2	Cdn.$2.63	April 22, 2006	Cdn.$43,996	Cdn.$111,495

(1)
All of the above options are subject to the terms of our Second Amended and Restated 1999 Stock Option Plan and are exercisable only as they vest. The options have a term of 5 years from the date of grant.

(2)	All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.
(3)
Potential realizable values are net of exercise price, but before deduction of taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules, and do not represent our estimate of future stock prices. No gain to an optionee is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent gain in stock price will result in zero dollars for the optionee. Actual realizable values, if any, on stock option exercises are dependent on the future performance of our common stock, overall market conditions and the option holders’ continued employment through the vesting period.

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AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2001 FISCAL YEAR END OPTION/VALUES

The following table sets forth information with respect to the exercise of options to purchase shares of our common stock during the fiscal year ended December 31, 2001 to each person named in the Summary Compensation Table and the unexercised options held as of the end of 2001 fiscal year.

Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs	Value of Unexercised in-the-money Options/SARs at FY-end ($)

Name	Securities Acquired on Exercise	Aggregate Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable

Randy Buchamer	0	$0	75,000/375,000	$0

James J. Hutton	0	$0	250,000/0	$0

Thomas G. O’Flaherty	0	$0	458,333/166,667	$0

William Gardiner	0	$0	160,000/0	$0

David Grinstead	0	$0	355,555/221,045	$0

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2001.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

STOCK OPTION PLAN

On June 29, 1999, our Board of Directors adopted the 1999 Stock Option Plan as a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and to align more closely their interests with the interests of our stockholders. The 1999 Stock Option Plan helps us maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. On April 25, 2001, our Board of Directors approved a second amendment and restatement of our 1999 Stock Option Plan, and the Second Amended and Restated 1999 Stock Option Plan was subsequently approved by our stockholders on June 14, 2001.

Under the Second Amended and Restated 1999 Stock Option Plan, we have reserved an aggregate of 10,000,000 shares of common stock for issuance pursuant to options, stock appreciation rights, stock purchase warrants, phantom stock, performance units or as restricted shares. Our Board of Directors or a committee of our Board of Directors consisting of non-employee directors administers the Second Amended and Restated 1999 Stock Option Plan, including, without limitation, the selection of the persons who will be granted options under the Second Amended and Restated 1999 Stock Option Plan, the type of options to be granted, the number of shares subject to each option and the option price.

Options granted under the Second Amended and Restated 1999 Stock Option Plan may either be options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify. In addition, the Second Amended and Restated 1999 Stock Option Plan also allows for the inclusion of a reload option provision, under which an eligible person who

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elects to pay the exercise price of the option with shares of common stock owned by the eligible person shall receive a new option to purchase shares of common stock equal in number to the tendered shares. In order to qualify as a qualified incentive stock option, the option must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, and the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each option and the manner in which it may be exercised is determined by our Board of Directors or the committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. The exercise price of non-qualified options shall be determined by our Board of Directors or the committee in accordance with the provisions of the Second Amended and Restated 1999 Stock Option Plan.

The per share purchase price of shares subject to options granted under the Second Amended and Restated 1999 Stock Option Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of options granted under the Second Amended and Restated 1999 Stock Option Plan.

Our (and any of our subsidiary's) officers, directors, key employees and consultants are eligible to receive non-qualified options under the Second Amended and Restated 1999 Stock Option Plan. Only employees are eligible to receive incentive options.

Recipients of options may not assign or transfer them, except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our Board of Directors and his service as a director is terminated for any reason, other than death or disability, the option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date one year following the date of the optionee's death. If the optionee is disabled, the option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

Our Board of Directors or the committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Second Amended and Restated 1999 Stock Option Plan, or (ii) changes the definition of an "Eligible Person" under the Second Amended and Restated 1999 Stock Option Plan without the prior approval of the stockholders.

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Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission and the Company's proxy statement for its 2002 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Sturdy, Krebs and Calder. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Krebs, Chairman
Donald Calder
Morgan Sturdy

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PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has audited the Company's financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under "Committees of the Board of Directors" on page 13 and "Report of the Audit Committee" on page 35.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2001 for fees totaling $199,654. This included the following fees:

Audit Fees	$48,543
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$151,111
Total	$199,654

Audit Fees ($48,543). This category includes the fees for the examination of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

All Other Fees ($151,111). This category consists of fees for audit-related services ($71,646), and other services ($79,465). Audit-related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions; audits of benefit plans; audits of vendors, licensees and customers to confirm that contract terms of pricing and payment are being met; internal control advisory services; work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice. Other services consist largely of tax services provided in the U.S. and Canada.

The Company does not use Ernst & Young for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial

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statements, are provided internally or by other service providers. We do not engage Ernst & Young to provide compliance outsourcing services.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SELECTION OF ERNST &AMP; YOUNG AS INDEPENDENT AUDITORS OF VOICE MOBILITY.

CHANGES IN ACCOUNTANTS

Bedford Curry & Co., Chartered Accountants, Vancouver, B.C., had been our independent accountant of Voice Mobility International, Inc. in connection with the preparation of our financial statements for the fiscal years ended December 31, 1997 and December 31, 1998. Effective March 10, 2000, we dismissed Bedford Curry & Co. as our independent accountant in furtherance of our desire to retain an internationally recognized accounting firm in connection with our ongoing reporting obligations under the U.S. Securities Exchange Act of 1934, as amended. Bedford Curry & Co. continued to be the independent accountant of record for the fiscal years ended December 31, 1997 and December 31, 1998.

The reports of Bedford Curry & Co. on the financial statements for the fiscal years ended December 31, 1997, and 1998 contained no adverse opinion or disclaimer of opinion and, except as set forth in the section entitled, "Comments by Auditors for U.S. Readers on Canada - U.S. Reporting Conflict", were not qualified or modified as to uncertainty, audit scope or accounting principle.

Our Board of Directors approved the decision to dismiss Bedford Curry & Co. in order to retain an internationally recognized accounting firm as our independent accountant.

In connection with its audits for such fiscal years and through the date hereof, there have been no disagreements with Bedford Curry & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bedford Curry & Co. would have caused such firm to make reference thereto in their report on the financial statements for such years.

As of March 10, 2000, our Board of Directors engaged Ernst & Young LLP as our new independent accountant. Ernst & Young LLP is the independent accountant of record for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001. Our decision to retain Ernst & Young LLP was solely in furtherance of our desire to consult with an internationally recognized accounting firm, in contrast to Bedford Curry & Co., a local Canadian accounting firm, and not with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered.

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PROPOSAL 3
TO APPROVE THE ISSUANCE OF UP TO AN ADDITIONAL 2,000,000 SHARES OF OUR COMMON STOCK TO INNOVATIA, INC.
PURSUANT TO THE LIVINGLAB AGREEMENT

BACKGROUND

On February 27, 2001, we entered into a three-year agreement (the "LivingLAB Agreement") with Innovatia, a wholly owned subsidiary of Aliant, to develop a Tier I carrier class unified communications product. This agreement has been substantially amended as described below. Innovatia Inc. is a holder of 1,986,071 shares of our common stock, representing approximately 5.8% of our outstanding stock. Robert E. Neal, a member of our Board of Directors, is the President of Innovatia, and serves as Aliant's nominee to our Board pursuant to an understanding with Aliant.

The intent of the original agreement was to create a product that would have become Aliant’s primary hosted messaging solution for business and residential customers. Under the agreement, Innovatia agreed to license certain intellectual property to us on a non-exclusive, non-transferable basis for use in the development and verification of current products and will provide specific professional, project management and administrative and support services. In consideration of the licenses and services provided, we had originally agreed to pay fees of $5,700,000 over the three-year term of the agreement beginning February 1, 2001. Fees accrued on a quarterly basis, in the amount of $475,000 per quarter, from April 30, 2001.

Originally, at our option and upon invoice, we could have elected to pay for some or all of the services, from time to time, in shares of our common stock. In the event that we made this election, the number of shares of our common stock would equal the value of the payment then being made divided by the weighted average trading price of our common stock over the ten trading days immediately preceding the date the payment is made. For example, if we were to have elected to pay the initial $475,000 invoice based on the average closing price over the 10 trading days preceding April 30, 2001 ($1.625 per share), this would have resulted in the issuance of an additional 292,308 shares of our common stock to Innovatia for such quarterly payment. If, all or a significant portion of these payments were made in shares, this would have resulted in substantial additional dilution in the future.

     Prior to December 2001, we had not made any payments to Innovatia under the terms of the LivingLAB Agreement. On December 28, 2001 we entered into an addendum to the LivingLAB Agreement with Innovatia that amends the LivingLAB Agreement as follows.

•	In settlement of the services provided under the LivingLAB Agreement, we issued to Innovatia a Canadian dollar denominated promissory note in the amount of $1,707,989 (Cdn $2,720,142). Immediately thereafter, we repaid $132,059 (Cdn $210,000) of the promissory note by issuing 500,000 common shares at a market price of $0.26 (Cdn $0.42) per share. In accordance with the requirements of the Toronto Stock Exchange, the issuance of these common shares resulted in an equivalent reduction in the number of common shares reserved for issuance under our current stock option plan.

•	The promissory note bears interest at prime plus 1% (prime rate at December 31, 2001 was 4%) and is repayable in quarterly installments until repaid in full. The amount payable each quarter (“Maximum Amount Payable”) is the lesser of $142,314 (Cdn $226,678) and 40% of the net aggregate amount of invoices (“Invoiced Amount”) issued by us to Aliant in the quarter. The Maximum Amount Payable, if any, for the first two quarters ended June 30, 2002 will be due on October 1, 2002. All subsequent amounts payable, if any, will be due on or before the first business day following the quarter end date. In the event the Invoiced Amount for a particular quarter exceeds $142,314 (Cdn$226,678), we will carry forward the difference between the Invoiced Amount and $142,314 (Cdn$226,678) and include the difference in the calculation of Maximum Amount Payable for subsequent quarters. We have the option, until December 31,

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2004, to settle some or all of the promissory note, principal and interest, in cash, common shares or a combination thereof. If paid by common shares, then 500,000 of the shares will be valued at the lesser of the market price of our shares on the TSE and Cdn.$0.75 per share, and the value of the balance of any other shares issuable is determined by the weighted average trading price of our common shares on the Toronto Stock Exchange over the ten trading days immediately prior to the date on which the common shares are to be issued.

•	After December 31, 2004, any amount of the promissory note which remains unpaid will continue to be settled as the lesser of $142,314 (Cdn$226,678) and 40% of the net aggregate amount of invoices issued by us to Aliant in the quarter, however we are required to settle only with common shares and the number of common shares payable each quarter, if any, is determined by dividing the Maximum Amount Payable by Cdn$1.56. We are required to obtain shareholder and regulatory approval to issue common shares to settle the promissory note, other than for the 500,000 common shares issued on December 28, 2001. If such approval is not obtained, we can only repay the promissory note in cash.

The total number of shares of our common stock that we may issue to Innovatia under the terms of the Note cannot be determined as the formula set out under the terms of the Note is based upon the trading price of our common stock in the future. As at the date of this Proxy Statement we estimate that approximately 2,000,000 shares of our common stock may be issued to Innovatia under the terms of the Note. Should we be required to issue more than 2,000,000 shares of our common stock under the terms of the Note, such issuance will be subject to the receipt of the approval of the TSE and further approval of our stockholders. As at the date of this proxy statement we have issued 500,000 shares of our common stock to Innovatia.

The amendment to the LivingLAB Agreement was made to provide the Company with the ability to pay the balance of the Note or any portion thereof in cash as well in shares of our common stock. The TSE advised that if we want to pay out the balance of the Note or any portion of the Note in the form of shares of our common stock, we must obtain the approval of our stockholders.
The Board of Directors believes that the ability to pay down the balance of the Note or any portion of the Note in shares of our common stock is in our best interests and our stockholders. In recommending stockholder approval of the issuance of shares, the Board considered a number of factors, including without limitation, the following:
  Our ability to pay the balance of the Note or any portion thereof in shares of our common stock will provide us with the flexibility to manage our cash flow requirements and working capital needs when making payments on the Note;

  The issuance of up to 2,000,000 shares of our common stock will cause dilution to our existing shareholders. Our Board considers that, given the current economic climate, that it is in the best interests of the Company to issue the shares rather than to fall behind on making payments under the Note;

  Innovatia, Inc. is a strategic partner of ours and it is important that we abide by the terms of the LivingLAB Agreement and maintain our payments under the Note.

  Aliant is one of VMII’s early investors and currently its largest customer in Canada. Innovatia, Aliant Inc. and Robert Neal (the President of Innovatia) currently beneficially own 1,986,071 shares of our common stock, representing 5.8% of our issued and outstanding shares of our common stock. The Company is likely to benefit from such share ownership by Innovatia, Aliant and Mr. Neal.

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  Aliant is currently our largest customer in Canada. The LivingLAB Agreement is fundamental to our business. We therefore need the option to be able to issue shares of our common stock to Innovatia to pay down the Note.

  The Board of Directors believed it was unlikely that the Company would be able to obtain financing to make payments on the Note on equal or more favorable terms than as agreed upon in the amendment;
In view of the variety of factors considered by the Board in connection with its evaluation of the transaction, the Board did not find it practical to, and did not, qualify or otherwise assign relative weights to the individual factors considered in reaching its determination and recommendations set forth herein. Neither the Board nor any individual director articulated the consideration of, or otherwise identified, any one factor or group of actors as more significant than any other in reaching the determination and recommendation set forth herein.

If all or a significant portion of the payments on the Note were made in shares of our common stock, this would result in substantial additional dilution in the future.

Vote Required and Board of Directors’ Recommendation

The rules of the TSE require that any future issuances of shares of our common stock to Innovatia be approved by the affirmative vote of a majority of the votes cast at the Meeting, other than the 1,986,071 votes attached to shares beneficially owned by Innovatia, Aliant Inc., Mr. Robert Neal. (Mr. Robert Neal is the President of Innovatia and sits as a representative of Innovatia on the board of our directors) and any related company. Accordingly, Innovatia and Mr. Robert Neal will abstain from voting on this resolution. The Board believes that the ability to pay down the balance of the Note or any portion of the Note in shares of our common stock is in our best interests and our stockholders for the reasons stated above. Therefore, the Board (with Mr. Neal abstaining) unanimously recommends a vote “FOR” approval of this proposal to issue shares of our common stock to Innovatia to pay down the Note, and the non-abstaining stockholders of the Company will be asked to pass the following resolution, which requires an affirmative vote of a simple majority of the votes cast by holders of shares of our common stock at the Meeting:

“BE IT RESOLVED THAT:
    the Company be authorized to issue and allot to Innovatia, Inc. up to 2,000,000 shares of our common stock, subject to adjustment, to pay down the Promissory Note issued by the Company to Innovatia Inc. dated December 28, 2001, as more particularly described in and subject to the restrictions described in the Proxy Statement of the Company dated May 14, 2002, be approved;

    the Company be authorized to amend the terms of the agreement between the Company and Innovatia Inc. dated February 27, 2001, as amended;

    the Company be authorized to make or instruct counsel to make application to obtain all regulatory approvals for the transaction contemplated herein, including the approval of The Toronto Stock Exchange and all filings required by the appropriate Securities Commissions; and

    any one or more of the directors and officers of the Company be authorized and directed to execute and deliver on behalf of the Company and under its common seal or otherwise, such agreements, directions, certificates or acknowledgements of any kind whatsoever, including treasury orders, stock exchange and securities commission forms, in such form, and with such amendments or variations as he deems necessary, appropriate or expedient in the circumstances and as may be required to give effect to the true intent of this resolution."

If a quorum is present, the above resolution must be approved by not less than a majority of the votes cast by our stockholders who, being entitled to do so, vote in person or by proxy at the Meeting.

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Abstentions and broker non-votes will have no effect on the vote, except that abstentions will be counted as shares present for purposes of determining the presence of a quorum. The Board of Directors (with Mr. Neal abstaining) Unanimously Recommends a Vote “FOR” the Directors to Be Authorized to Issue Up to 2,000,000 Shares of Our Common Stock to Innovatia, Inc.

OTHER MATTERS

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that, during the year of 2001 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

INDEPENDENT CHARTERED ACCOUNTANTS

The consolidated financial statements of the Company at December 31, 2001 and 2000, and for each of the years in the three year period ended December 31, 2001, as incorporated by reference in this proxy statement to the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, have been audited by Ernst & Young LLP, independent chartered accountants, as set forth in their report appearing at Appendix II hereto, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A representative of Ernst &Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2003 proxy statement, your proposal must be received by the Company no later than January 14, 2003 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2003 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than February 13, 2003. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's 2003 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of the Company at the Company's principal executive office, 13777 Commerce Parkway, Suite 180 Richmond, British Columbia, CANADA V6V 2X3, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

INCORPORATION BY REFERENCE

The following portions of our Annual Report to Stockholders for the year ended December 31, 2001 are hereby incorporated in this proxy statement by reference and made a part hereof:

  Financial Statements and Supplementary Data on page 14 of the Annual Report

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  Management's Discussion and Analysis of Financial Condition and Results of Operations on page 5 of the Annual Report
  Quantitative and Qualitative Disclosures About Market Risk on page 12 of the Annual Report

A copy of such Annual Report is being delivered to our stockholders concurrently this proxy statement.

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: May 14, 2002               BY ORDER OF THE BOARD OF DIRECTORS

By: / s / Randy Buchamer
Randy Buchamer, Chairman of the Board

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APPENDIX I

AUDIT COMMITTEE CHARTER
OF
VOICE MOBILITY INTERNATIONAL, INC.

ADOPTED BY BOARD: APRIL 26, 2002

The Audit Committee (the "Committee") of the Board shall be a standing committee and shall be responsible for oversight of all account reporting, financial and internal control practices of the Company and its subsidiaries. The Committee shall report to the Board and its primary function shall be to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of internal and independent auditing relative to these activities. The Committee shall have the authority to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.
The Committee shall:

  Provide for an open avenue of communications between the independent accountants, management and the Board and, at least quarterly, meet with the chief financial officer, senior internal auditing executive and the independent accountants in separate private sessions.

  Review the qualifications and evaluate the performance of the independent auditors and make recommendations to the Board regarding the selection, fee arrangements, appointment or termination of the independent auditors. The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

  Receive and review on an annual basis a formal written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as the same may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take appropriate action to oversee the independence of the independent auditors.

  Approve the retention of the independent auditors for any non-audit service.

  Review and approve the independent auditors' annual engagement letter.

  Review with the independent auditors: (a) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed; (b) results of their audit, including a letter of recommendations for management; (c) their evaluation of the adequacy of the system of internal controls; (d) significant areas of disagreement, if any, with management; and (e) cooperation received from management in the conduct of the audit.

  Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

  Review significant accounting, reporting, regulatory or industry developments affecting the Company.

  Discuss with management and the independent accountants any issues regarding significant business risks or exposures and assess the steps management has taken to minimize such risk.

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  Review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders and make a recommendation to the Board as to the form and content of the audited financial statements to be included in the Company's Annual Report on Form 10-K. Review with management the financial statements to be included in the Company's quarterly reports to shareholders and Form 10-Qs, including the results of the independent auditors' review of quarterly financial statements and ensure compliance by the auditors with SAS No. 71, as the same may be modified or supplemented.

  Discuss with the independent auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented.

  Approve the Report of Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

  Ascertain that significant matters identified as a result of interim review procedures have been brought to the attention of the Committee.

  Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Membership

  The membership of the Committee shall be:

    appointed by the Board,

    composed entirely of directors who are unrelated and outside, as defined by the Toronto Stock Exchange, and consist of at least three members each of whom shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee.

Meetings

  The Committee meets quarterly and otherwise as required. Minutes will be recorded and reports of Committee meetings will be presented at the next regularly scheduled Board meeting.

Charter Review and Approval

  This Committee Charter shall be reviewed, reassessed and approved by the Board annually and shall be included with the Company's proxy statement at least once every three years.

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  APPENDIX II

  REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of
Voice Mobility International, Inc.

We have audited the accompanying consolidated balance sheets of Voice Mobility International, Inc. as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders’ equity (deficiency) and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Voice Mobility International, Inc. at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Voice Mobility International, Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s recurring operating losses raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada,	/s/ ERNST & YOUNG LLP
January 28, 2002 (except for Note 13 which is as of March 8, 2002).	Chartered Accountants

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Voice Mobility International, Inc.
13777 Commerce Parkway, Suite 180
Richmond, British Columbia
CANADA V6V 2X3

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF VOICE MOBILITY INTERNATIONAL, INC.

The undersigned appoints James J. Hutton and Randy G. Buchamer as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Voice Mobility International, Inc. (the "Company") held of record by the undersigned on May 2, 2002, at the Annual Meeting of Stockholders to be held at the Metropolitan Hotel, located at 645 Howe Street, in British Columbia, Canada, on June 13, 2002, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting / /

TO ASSIST THE COMPANY IN TABULATING THE VOTES SUBMITTED BY PROXY PRIOR TO THE ANNUAL MEETING, WE REQUEST THAT YOU MARK, SIGN, DATE AND RETURN THIS PROXY BY JUNE 1, 2002 USING THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1 - ELECTION OF DIRECTORS

                / / FOR all nominees. / / WITHHOLD authority to vote. (except as marked contrary below)

NOMINEES:	James J. Hutton, Randy G. Buchamer, William E. Krebs, Robert E. Neal, F. David D. Scott, Morgan Sturdy and Donald A. Calder.
INSTRUCTIONS:	To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

----------------------------------------------------------------------

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2002 and to authorize the Board of Directors to fix the remuneration of the auditors.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

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PROPOSAL 3. TO AUTHORIZE THE ISSUANCE OF UP TO 2,000,000 SHARES OF COMMON STOCK TO INNOVATIA INC.

To authorize the issuance and allotment to Innovatia, Inc. of up to 2,000,000 shares of our common stock, subject to adjustment, to pay down the Promissory Note issued by the Company to Innovatia Inc. dated December 28, 2001, as more particularly described in and subject to the restrictions described in the Proxy Statement of the Company dated May 14, 2002 ;

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.

If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated:  _________________________

Signature:  _______________________

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD JOINTLY, BOTH STOCKHOLDERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE INDICATE FULL CORPORATE NAME; AND IF SIGNED BY THE PRESIDENT OR ANOTHER AUTHORIZED OFFICER, PLEASE SPECIFY THE OFFICER'S CAPACITY. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.